Certification

I, Hadas Yaron, certify that:

1.   I have reviewed this Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2009, of E-18 Corp.;

2.   Based on my knowledge, this Report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this Report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  Report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the issuer as of, and for,  the periods  presented in this Report;

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and have:

a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the issuer is made known to me, particularly during the period in which this Report is being prepared;

b)   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under my  supervision,   to provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   Evaluated the effectiveness of the issuer's  disclosure controls and procedures and presented in this Report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the  end of the  period  covered  by  this  Report  based  on  such evaluation; and

d)   Disclosed  in this  Report any change in the registrant's internal  control over financial  reporting  that occurred  during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   All significant    deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize, and report financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

Date:	May 11, 2009	/s/ Hadas Yaron
Hadas Yaron
Chief Executive and
Chief Financial Officer